                                                                  Exhibit 10.1.7


                                   AMENDMENT 1


                                     TO THE


                                     K-TRON


                              FORBEARANCE AGREEMENT


between

         Swiss Bank Corp. Aarau (SBC)                  (Leading bank)

         Credit Suisse (CS)
         Swiss Volksbank (SVB)
         Union Bank of Switzerland (UBS)
         Banque Cantonale Neuchateloise (BCN)          (Subsequently
                                                       referred to as Banks)

         as well as

         CS Immobilien Leasing AG                      (Subsequently
                                                       referred to as CSIL)

and

         K-Tron (Switzerland) AG
         K-Tron Asia Pacific Pte. Ltd.                 (Subsequently
                                                       referred to as K-Tron
                                                       Group)

and

         K-Tron International Inc.
         K-Tron Investment Co.                         (Subsequently
                                                       referred to as K-Tron
                                                       International)

The parties to the Forbearance Agreement dated December 22, 1995, hereby declare that they wish to amend Appendix 2 ("K-Tron Rehabilitation and Restructuring Concept") of this Forbearance Agreement, as follows:

SECTION 1 PARAGRAPH 1 (BOARD OF DIRECTORS)

Instead of Dr. Urs Schenker, Mr. Iso Lenzlinger, an attorney-at-law and notary in Zug, shall be a new member of the board of directors of K-Tron (Switzerland) AG. Dr. Hans Jurg Schurmann and Mr. Lukas Gunthardt shall remain as members of the board of directors.

(The other provisions shall remain applicable without changes.)

SECTION [2. RESTRUCTURING OF K-TRON (SWITZERLAND) AG]

The K-Tron Group shall be restructured as quickly as possible with the following organizational, management, and technological measures:

a)       Settlement of organizational structure

         The shares of K-Tron Asia Pacific Pte. Ltd. Singapore shall be transferred to K-Tron (Switzerland) AG, after their completed rehabilitation (that is, when the share capital has once again been fully paid up), at the nominal value of the share capital, and without inclusion of goodwill, by no later than the end of February 1997.


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
(The provisions of letters b, c, d, e shall remain unchanged.)

[signed:] Aarau           24-July-96                 [signed]
------------------,       ----------                 -------------------------------------
                                                     (Swiss Bank Corp. Aarau; leading bank)

[signed:] Aarau           25-July-96                 [signed]
------------------,       ----------                 -------------------------------------
                                                     (Credit Suisse)

[signed:] Bein            31-July-96                 [signed]
------------------,       ----------                 -------------------------------------
                                                     (Swiss Volksbank)

[signed] Aarau            7-Aug-96                   [signed]
------------------,       ----------                 -------------------------------------
                                                     (Union Bank of Switzerland)

[signed:] Neuchatel,       12-Aug-96                 [signed]
------------------,       ----------                 -------------------------------------
                                                     (Banque Cantonale Neuchateloise)

[signed:] Zurich           14-Aug-96                 [signed]
------------------,       ----------                 -------------------------------------
                                                     (CS Immobilien Leasing AG)

[signed:] Zurich           5-Sept-96                 [signed]
------------------,       ----------                 -------------------------------------
                                                     (K-Tron (Switzerland) AG)

[signed:] Zurich           5-Sept-96                 [signed]
------------------,       ----------                 -------------------------------------
                                                     (K-Tron Asia Pacific Pte Ltd.)


[signed:] Zurich           5-Sept-96                 [signed]
------------------,       ----------                 -------------------------------------
                                                     (K-Tron International, Inc.)


[signed:] Zurich           5-Sept-96                 [signed]
------------------,       ----------                 -------------------------------------
                                                     (K-Tron Investment Co.)


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